                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)              February 16, 1999
                                                            ------------------


The Money Store Residential Trust 1998-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Loan Certificates, Series 1998-I

                                TMS Mortgage Inc.
                        The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                        The Money Store/ D.C. Inc.
                        --------------------------
             (Exact name of registrant as specified in its charter)


New Jersey                                                        Applied For
----------                                                        -----------


State or other          (Commission                       (IRS Employer
jurisdiction of         File Number)                      ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
-------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                        (908) 686-2000
                                                            --------------

                              n/a
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5                     Other Events
                           ------------


       Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the February 16, 1999 Remittance Date.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                          THE MONEY STORE INC.


                                          By: /s/ Harry Puglisi
                                             ---------------------------
                                                   Harry Puglisi
                                                    Treasurer

                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28,1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1998-I FOR THE FEBRUARY 10, 1999 DETERMINATION DATE.



1.  AGGREGATE AMOUNT RECEIVED                                     $3,899,180.03


    LESS: SERVICE FEE                                                 35,412.32
          CONTINGENCY FEE                                             35,412.32
          OTHER SERVICER FEES (Late Charges / Escrow)                 26,568.01
          UNREIMBURSED MONTHLY ADVANCES                                    0.00
                                                                  --------------

                                                                      97,392.65
    PLUS: MONTHLY ADVANCE - INCLUDING
            COMPENSATING INTEREST                                     29,599.08
          PRE-FUNDING ACCOUNT TRANSFER                                     0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                            0.00
                                                                  --------------

                                                                      29,599.08
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                0.00

                                                                  --------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                             3,831,386.46
                                                                  ==============


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      25,181,479.84

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      19,745,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      29,277,000.00

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      23,496,000.00

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      17,989,000.00

    (F) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      22,500,000.00

    (G) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      19,000,000.00

    (H) CLASS B PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                      13,500,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS A-1                                                      2,852,757.49
    CLASS A-2                                                              0.00
    CLASS A-3                                                              0.00
    CLASS A-4                                                              0.00
    CLASS A-5                                                              0.00
    CLASS M-1                                                              0.00
    CLASS M-2                                                              0.00
    CLASS B                                                                0.00

  TOTAL  PRINCIPAL DISTRIBUTION AMOUNT :                           2,852,757.49

4. (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                      0.00
       CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                      0.00
       CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                      0.00
       AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                    0.00

   (B) CLASS A REALIZED LOSS AMOUNT                                        0.00
       CLASS M REALIZED LOSS AMOUNT                                        0.00
       CLASS B REALIZED LOSS AMOUNT                                        0.00
       AGGREGATE REALIZED LOSS AMOUNT                                      0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                          7,604,173.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD
   AMOUNT                                                          1,350,586.29
   # OF LOANS                                                                94

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD                                                    174,364.24

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED DURING
   THE DUE PERIOD                                                    376,438.25

9. AMOUNT OF INTEREST RECEIVED                                     1,969,292.30

10. (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE
         MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                    29,599.08

    (B)  AMOUNT OF COMPENSATING INTEREST                                  61.34

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                 1,183,812.60

13. CLASS A-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT            134,406.15
         (B) PRINCIPAL DISTRIBUTION AMOUNT         2,852,757.49
         (C) CARRY FORWARD AMOUNT                          0.00
         (D) MONTHLY ADVANCE                               0.00

         TOTAL CLASS A-1 REMITTANCE AMOUNT                         2,987,163.64

    CLASS A-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT            102,015.83
         (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
         (C) CARRY FORWARD AMOUNT                          0.00
         (D) MONTHLY ADVANCE                               0.00

         TOTAL CLASS A-2 REMITTANCE AMOUNT                           102,015.83

    CLASS A-3 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT            151,630.46
         (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
         (C) CARRY FORWARD AMOUNT                          0.00
         (D) MONTHLY ADVANCE                               0.00

         TOTAL CLASS A-3 REMITTANCE AMOUNT                           151,630.46

      CLASS A-4 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT            127,563.70
         (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
         (C) CARRY FORWARD AMOUNT                          0.00
         (D) MONTHLY ADVANCE                               0.00

         TOTAL CLASS A-4 REMITTANCE AMOUNT                           127,563.70

      CLASS A-5 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT            107,484.28
         (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
         (C) CARRY FORWARD AMOUNT                          0.00
         (D) MONTHLY ADVANCE                               0.00

         TOTAL CLASS A-5 REMITTANCE AMOUNT                           107,484.28

      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT            623,100.42
         (B) PRINCIPAL DISTRIBUTION AMOUNT         2,852,757.49
         (C) CARRY FORWARD AMOUNT                          0.00
         (D) MONTHLY ADVANCE                               0.00

         TOTAL CLASS A REMITTANCE AMOUNT                           3,475,857.91

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT            136,312.50
         (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
         (C) CARRY FORWARD AMOUNT                          0.00
         (D) MONTHLY ADVANCE                               0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                           136,312.50

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT            118,670.83
         (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
         (C) CARRY FORWARD AMOUNT                          0.00
         (D) MONTHLY ADVANCE                               0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                           118,670.83

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT            254,983.33
         (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
         (C) CARRY FORWARD AMOUNT                          0.00
         (D) MONTHLY ADVANCE                               0.00

         TOTAL CLASS M REMITTANCE AMOUNT                             254,983.33

      CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT             94,500.00
         (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
         (C) CARRY FORWARD AMOUNT                          0.00
         (D) MONTHLY ADVANCE                               0.00

         TOTAL CLASS B REMITTANCE AMOUNT                              94,500.00

 AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT            972,583.75
         (B) PRINCIPAL DISTRIBUTION AMOUNT         2,852,757.49
         (C) CARRY FORWARD AMOUNT                          0.00
         (D) MONTHLY ADVANCE                               0.00

         TOTAL REMITTANCE AMOUNT                                   3,825,341.24

 14. (A) REIMBURSABLE AMOUNT (I-22)                                        0.00
     (B) GP REMITTANCE AMOUNT PAYABLE                                      0.00


 15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                       22,328,722.35

   (B) CLASS A-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                       19,745,000.00

   (C) CLASS A-3 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                       29,277,000.00

   (D) CLASS A-4 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                       23,496,000.00

   (E) CLASS A-5 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                       17,989,000.00

   (F) CLASS M-1 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                       22,500,000.00

   (G) CLASS M-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                       19,000,000.00

   (H) CLASS B PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                       13,500,000.00

   (I) TOTAL POOL PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                      167,835,722.35

16. TRIGGER EVENT CALCULATION                                  TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)  (i) EXCEEDS 50% OF (ii)
         (i) SIXTY-DAY DELINQUENCY RATIO           3.20%
         (ii) SENIOR ENHANCEMENT PERCENTAGE       35.91%       8.92%       NO

    (2)  BOTH (A) AND (B) OCCUR

            (A) EITHER (X) OR (Y) OCCUR
                (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                    EXCEEDS 9%    OR               2.80%
                (Y) THE CUMULATIVE REALIZED
                    LOSSES EXCEEDS    $28,200,000  2,676,281.48     NO

             (B) EITHER (X) OR (Y) OCCUR
                (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                    EXCEEDS 15%            OR                   2.80%
                (Y) THE CUMULATIVE REALIZED
                    LOSSES EXCEED     $9,400,000   2,676,281.48     NO     NO


                                                                        -------
IF EITHER (1) OR (2) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT          NO
                                                                        -------

17. CUMULATIVE REALIZED LOSSES                                     2,676,281.48

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
    EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                  0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                      35,412.32

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                    35,412.32

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE
        ACCOUNT - TRUSTEE                                              6,045.22

    (D) FHA PREMIUM ACCOUNT                                            5,432.09

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                            0.00
           (B) SECTION 5.04 (c)                                            0.00
           (C) SECTION 5.04 (d)(ii)                                        0.00
           (D) SECTION 5.04 (e)                                            0.00
           (E) SECTION 5.04 (f)(i)                                    70,824.64

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE        22,328,722.35         0.40975396
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE       54,493,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE        19,745,000.00         1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE       19,745,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE        29,277,000.00         1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE       29,277,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE        23,496,000.00         1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE       23,496,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE        17,989,000.00         1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE       17,989,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE        22,500,000.00         1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE       22,500,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE        19,000,000.00         1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE       19,000,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE        13,500,000.00         1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE       13,500,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE            167,835,722.35         0.83917861
    ORIGINAL POOL  PRINCIPAL BALANCE          200,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                         14.072%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS           15.622%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4,
        CLASS A-5, CLASS M-1, CLASS M-2 AND CLASS B ADJUSTED MORTGAGE
        LOAN REMITTANCE RATE                                             6.887%

                                                    --------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR 11/30/98    12/31/98    01/31/99
                                                    --------------------------------
                                                    13.885%     13.887%     14.072%

23. (A) SENIOR PERCENTAGE                                               100.00%

    (B) CLASS B PERCENTAGE                                                0.00%

24. (A) SPREAD AMOUNT                                              8,229,403.50

    (B) SPECIFIED SUBORDINATED AMOUNT                             10,800,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                               0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                               0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                               0.00

    (B) UNPAID  CLASS A REALIZED LOSS AMOUNT                               0.00
        UNPAID  CLASS M REALIZED LOSS AMOUNT                               0.00
        UNPAID  CLASS B REALIZED LOSS AMOUNT                               0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT
    REMITTANCE DATE                                                  951,368.71

27.  (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
         FOR THE DUE PERIOD                                            5,432.09
     (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
         CERTIFICATE INSURER FROM THE FHA ACCOUNT
         PURSUANT TO 6.06(b)(i)                                       12,749.91

 28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
          RECEIVED DURING THE MONTH                                        0.00

 29. THE RESERVE AMOUNT FOR THE DUE PERIOD                        20,000,000.00

 30. CLAIMS FILED DURING THE DUE PERIOD                              290,090.08

 31. CLAIMS PAID DURING THE PERIOD                                         0.00

 32. CLAIMS DENIED BY FHA DURING THE PERIOD                                0.00

 33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                   0.00

 34. OTHER INFORMATION                                                      N/A


                                   EXHIBIT L
              REMIC DELINQUENCIES AS OF -JANUARY 31, 1999

RESIDENTIAL   OUTSTANDING   #
TRUST         DOLLARS       ACCOUNTS     RANGES        AMOUNT            NO      PCT

1998-I    $176,065,125.85    9,052    1 TO 29 DAYS   18,751,943.89     1,151   10.65%
                                     30 TO 59 DAYS    2,550,128.55       190    1.45%
                                     60 TO 89 DAYS    1,516,546.34       103    0.86%
                                     90 AND OVER      3,876,443.68       289    2.20%

                                     FORECLOSURE        246,439.74         7    0.14%
                                     REO PROPERTY             0.00         0    0.00%



                                      TOTALS        $26,941,502.20     1,740   15.30%
                                                  ===================================

RESIDENTIAL TRUST 1998-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE               CLASS A-1      CLASS A-2        CLASS A-3       CLASS A-4       CLASS A-5
-------------------------------------------------------------------------------------------------
(ii)                     462.10         1,000.00         1,000.00        1,000.00       1,000.00

(vi)                      24.78             0.00             0.00            0.00           0.00

(vii)                      3.20             0.00             0.00            0.00           0.00

(viii)                     6.91             0.00             0.00            0.00           0.00


(xiii)    (a)              2.47             5.17             5.18            5.43           5.98
          (b)             52.35             0.00             0.00            0.00           0.00
          (c)              0.00             0.00             0.00            0.00           0.00
          (d)              0.00             0.00             0.00            0.00           0.00


(xv)                     409.75         1,000.00         1,000.00        1,000.00       1,000.00


(xxxv)                     0.00             0.00             0.00            0.00           0.00
SUBCLAUSE              CLASS M-1        CLASS M-2         CLASS B
-----------------------------------------------------------------
(ii)                   1,000.00         1,000.00         1,000.00

(vi)                       0.00             0.00             0.00

(vii)                      0.00             0.00             0.00

(viii)                     0.00             0.00             0.00


(xiii)    (a)              6.06             6.25             7.00
          (b)              0.00             0.00             0.00
          (c)              0.00             0.00             0.00
          (d)              0.00             0.00             0.00


(xv)                   1,000.00         1,000.00         1,000.00


(xxxv)                     0.00             0.00             0.00